EXHIBIT 10.26


                                 LEASE AGREEMENT

THIS LEASE AGREEMENT dated October 18, 1999 by and between Principal Life Insurance Company, c/o Principal Capital Management, LLC, a Delaware limited liability company, 801 Grand Avenue, Des Moines, IA 50392-1370, ("Landlord"), and Teledigital Inc., a Minnesota corporation, whose address for the purpose of this lease ("Lease") shall be 1325 East 79th Street, Suite 6, Bloomington, MN 55425 , ("Tenant").

IT IS AGREED AS FOLLOWS:

1. DEMISE.

         Landlord does hereby lease to Tenant and Tenant hereby rents the premises ("Premises") described as: 5,106 square feet of net rentable area consisting of approximately 4,436 square feet of office space and 670 square feet of warehouse space located at 1325 East 79th Street, Suite 6, Bloomington, MN 55425 which, more particularly, includes the space and Premises shown on the site plan attached hereto and marked Exhibit "A".

         Improvements. Landlord or shall prepare and furnish the drawings and specifications as needed for all improvements set forth in Exhibit "B" which is attached hereto and made a part hereof. The total cost for space planning, construction drawings, the actual construction and construction management is to be paid by Landlord up to a maximum amount of $0.00 ("Allowance"). In the event total costs exceed the Allowance, Tenant shall be responsible for paying to Landlord within 30 days of the lease commencement date, costs exceeding the Allowance or, at the sole option of Landlord, execute a lease amendment providing for an increase in Base Rent over the lease term equal to the costs that exceed the Allowance when amortized at 14 %.

2. TERM.

         The term of this Lease shall be for a period of Five (5) years, commencing on the 1st day of January, 2000 and ending at midnight on the 31st day of December, 2004 ("Lease Term"). Notwithstanding said commencement date, if for any reason Landlord cannot deliver possession of the leased Premises to the Tenant on or by January 1, 2000, Tenant shall not be obligated to pay rent until possession of the Premises is tendered to Tenant. In such event, the term of the Lease shall be extended so that the term remains Sixty (60) months. If the leased Premises are delivered on a date other than the 1st day of the month, rent for that month shall be prorated and the term extended for the full term from the first day of the following month. In the event that the delay of delivery of possession results from Tenant's failure to perform work for which Tenant is responsible, or fails to furnish or approve, as agreed, the plans and specifications as provided above, or fails to make timely selections of materials, color choices or other matters for which Tenant is responsible, the rent shall, nonetheless, commence on the commencement date stated above. If Tenant occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof and shall not advance the termination date, and Tenant shall pay rent for such period at the initial monthly rate set forth below.

                                                                   EXHIBIT 10.26


3. RENT.

         (A) Rent. Tenant shall pay for the use and occupancy of the Premises a base rental (Rent) sum, payable in equal monthly installments on the first day of each month in advance without demand during the Lease Term. Tenant's base rental sum during the Lease shall be paid as follows:

                                                                    Monthly
                                                                    -------
             January 1, 2000 - December 31, 2004                  $4,106.08

         Rent of any period during the Lease Term hereof which is less than one month shall be a pro-rata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Landlord at the address stated herein or to such other persons or at such other places as Landlord may designate in writing.

         (B) Place of Payment. All such rentals shall be paid to Landlord at CB Richard Ellis, PO Box 1450, NW 7196-5650, Minneapolis, MN 55485-7196 or at such place as Landlord may designate from time to time, in writing addressed to Tenant.

         (C) Late Charge. Tenant hereby acknowledges that late payment by Tenant of Rent or other sums due thereunder will cause Landlord to incur costs not contemplated by this Lease. Therefore, if any installment of Rent or any other sum due from Tenant shall not be received by Landlord within ten (10) days after such amount is due, Tenant shall pay to Landlord a late charge of six percent (6%) of such overdue amount. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenants default with respect to such overdue amount or prevent Landlord from exercising any other right or remedy available to Landlord.

         (D) Receipt. Receipt is hereby acknowledged of the sum of $0.00 in payment of the monthly base and operating expense Rents for the first month of the Lease Term.

         (E) Security Deposit. Tenant shall deposit with Landlord upon execution hereof $5,752.76 as security for Tenant's faithful performance of Tenant's obligations hereunder. If Tenant fails to pay Rent or other charges due hereunder or otherwise defaults with respect to any provision of the Lease, Landlord may use, apply or retain all or any portion of said deposit for the payment of any Rent or other charge in default or for the payment of any other sum to which Landlord may become obligated by reason of Tenant's default, or to compensate Landlord for any loss or damage which Lessor may suffer thereby. If Landlord so uses or applies all or any portion of said deposit, Tenant shall within ten (10) days after written demand therefor deposit cash with Landlord in an amount sufficient to restore said deposit to the full amount herein above stated and Tenant's failure to do so shall be a material breach of this Lease. If the monthly Rent shall, from time to time increase during the Lease Term, Tenant shall thereupon deposit with Landlord additional security deposit so that the amount of security deposit held by Landlord shall at all times bear the same proportion to current rent as the original security deposit bears to the original monthly Rent set forth in Paragraph 3A

                                                                   EXHIBIT 10.26


         hereof. Landlord shall not be required to keep said deposit separate from its general accounts. If Tenant performs all of Tenant's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Landlord shall be returned, without payment of interest or other increment for its use to Tenant (or at Landlord's option, to the last assignee, if any, of Tenant's interest hereunder) at the expiration of the Lease Term hereof and after Tenant has vacated the Premises. No trust relationship is created herein between Landlord and Tenant with respect to said Security Deposit.

         Tenant hereby agrees not to look to any mortgagee as mortgagee, mortgagee-in-possession or successor in title to the Premises for accountability for any security deposit required by Landlord hereunder, unless said sums have actually been received by said mortgagee as security for Tenant's performance of this Lease. Landlord may deliver the funds deposited hereunder by Tenant to the purchaser of Landlord's interest in the Premises, in the event that such interest is sold, and thereupon Landlord shall be discharged from any further liability with respect to said security deposit.

         (F) Pro Rata Share. Tenant's proportionate share shall be the percentage which the square footage of the Premises bears to the total square footage of the following-described building(s) Olympia Business Center (54,794 square feet)

4. PERMITTED USE.

         Tenant covenants that the Premises will be used as general office and warehouse ("Permitted Use") together with the incidental activities of Tenant, its affiliated companies or other subsidiary companies and for no other use or purpose. Tenant further covenants that the Premises will not be used or occupied for any unlawful purposes. Tenant agrees to and shall use the Premises solely for the purpose of conducting the Permitted Use and for no other business or purpose. Tenant also agrees not to conduct any catalogue, mail or telephone order sales in or from the Premises, except of merchandise which Tenant is permitted to sell "over the counter" in the Premises. Tenant agrees to conduct Tenant's business in the Premises under Tenant's Trade Name, which Tenant represents that it has the right to use. Tenant acknowledges that the Permitted Use is not a use granted exclusively to Tenant and that Landlord reserves the right to lease premises in the building to others for the same or a similar Permitted Use. Tenant further acknowledges that it has received no written or oral inducements from Landlord or any of Landlord's representatives concerning this Lease (other than as specifically set forth herein) or that Tenant will be granted any such exclusive rights. Tenant further covenants that the Premises will not be used or occupied for any unlawful purposes. The Tenant will not make or permit to be made any use of the Premises or any part thereof which would violate any of the covenants, agreements, terms, provisions and conditions of this Lease or which directly or indirectly is forbidden by public law, ordinance or governmental regulation; or make or permit any use of the Premises which may be dangerous, noxious or offensive or create or maintain any nuisance or disturbance in, at or on the Premises; or make or permit any use of the Premises which may invalidate, or increase the premium cost of any policy of insurance carried on the Building and

                                                                   EXHIBIT 10.26


         environs and their operation, or any use which, in Landlord's sole judgement, shall impair the character, reputation or appearance of the Building and environs.

5. OPERATING EXPENSES.

         TAXES, UTILITIES, REPAIRS, MAINTENANCE AND REPLACEMENT

         (1) Taxes

                  (a) The Landlord shall pay all taxes payable during the Lease Term before the same are delinquent.

                  (b) If in the future a tax or other charge on Rents shall be imposed by any governing body having the authority to impose such tax or charge, then such tax or charge shall likewise be the obligation of the Landlord.

                  (c) As used herein, the term "taxes" shall mean real estate taxes, assessments (whether they be general or special), sewer rents, rates and charges, transit and transit district taxes, taxes based upon the receipt of rent, and any other federal, state or local governmental charge, general, special, ordinary or extraordinary (but not including income or franchise taxes or any other taxes imposed upon or measured by Landlord's income or profits, except as provided herein), which may now or hereafter be levied, assessed or imposed against the Premises.

         (2) Tenant shall pay all utility bills incurred for which the Tenant is not separately metered including but not limited to water, gas, electricity, fuel, light, heat and power bills.

         (3) Landlord shall be responsible for providing the following: (a) trash removal for the building common areas subject to Paragraph 5.3;
         (b) any vendor services to the building common areas; (c) landscaping;
         (d) all labor costs and supply costs involved in the operation of the building; (e) all other services of any kind and nature which may be used in or upon the Premises (except as provided for elsewhere in this Lease); (f) management fees paid for the management of the Premises;
         (g) and the repair, maintenance and replacement of the building and improvements as follows: (i) the roof; (ii) all interior and exterior components of the building and improvements both structural or otherwise; (iii) parking lot, (iv) sidewalks, alleys and any and all access drives, including the removal of snow and ice therefrom; (v) common area heating and air conditioning equipment, lines and fixtures;
         (vi) plumbing equipment, lines and fixtures, including but not limited to fire sprinkler and fire control systems; (vii) electrical equipment, lines and fixtures; (viii) all ingress-egress doors; (ix) plate glass;
         (x) all utility lines and services; (xi) preventive maintenance to all the building heating and air conditioning systems;

                                                                   EXHIBIT 10.26


         (xii) and any and all other repairs maintenance and replacements to the building and improvements during the term of this Lease.

         (4) Landlord shall be responsible for providing Property and Liability Insurance for the Premises. Should Landlord choose to self-insure, the cost of maintaining such self insurance shall be considered an expense of the property. In no event will the cost exceed the cost of maintaining first dollar coverage.

         (5) Tenant, at Tenant's sole expense, shall comply with all laws, rules, orders, ordinances, directions, regulations and requirements of federal, state, county, and municipal authorities now in force or which may hereafter be in force, which shall impose any duty upon the Landlord or Tenant with respect to the use, occupation or alteration of the Premises.

         (6) All items listed in this paragraph 5(1) through paragraph 5(4) and paragraph 5(6) shall hereinafter be referred to as "Operating Expenses."

6. ADDITIONAL RENT (NET CLAUSE).

         It is understood that the Rent set forth in paragraph 3 of the Lease was negotiated in anticipation that the Tenant pays for a pro-rata share of the Operating Expenses not paid directly by Tenant, defined in paragraph 5 of the Lease. Therefore, in order that Rent payable throughout the term of this Lease shall reflect such costs, Tenant shall pay its pro-rata share of the Operating Expenses defined in paragraph 5 which are estimated to be $3.67 per square foot per annum or One thousand Five Hundred Sixty One and 59/100 ($1,561.59) per month in 1999. At the beginning of the Lease Term and within 60 days after the first day of each calendar year, Landlord shall furnish to Tenant an estimate of Tenant's pro-rata share of Operating Expenses, not paid directly by Tenant, defined in Paragraph 5 for the ensuing calendar year. Tenant shall pay to Landlord 1/12th of said estimate at the same time and place as the base rent is to be paid pursuant to paragraph 3, above. Landlord will furnish a statement of the actual cost with respect to the reimbursable expenses no later than sixty (60) days following the calendar year-end including the year following the year in which the Lease terminates. In the event that Landlord is, for any reason, unable to furnish the accounting for the prior year within the time specified above, the Landlord will furnish such accounting as soon thereafter as practicable with the same force and effect as the statement would have had if delivered within the time specified above. Tenant will pay any deficiency to Landlord as shown by such statement within thirty (30) days after receipt of statement. If the total amount paid by Tenant during any calendar year exceeds the actual amount of its share of the Operating Expenses due for such calendar year, the excess will be refunded by Landlord within thirty (30) days of the date of the statement. Landlord will keep books and records showing the Operating Expenses in accordance with generally accepted accounting principles. Upon five (5) business days notice, Tenant shall have the right to inspect the books and records at the office of the Landlord or its Manager.

                                                                   EXHIBIT 10.26


7. REPAIRS AND MAINTENANCE

         Notwithstanding anything to the contrary contained herein, the Tenant will keep, maintain and preserve the Premises in a first class condition. The Tenant at its sole cost and expense will provide janitorial and window washing for the interior of the Premises. In addition, Tenant shall be responsible for all utility services for which the Tenant is separately metered. When and if needed, at the Tenant's sole cost and expense, the Tenant will make all interior repairs and replacements including but not limited to interior walls, doors and windows, floors, floor coverings, light bulbs, plumbing fixtures, heating/air conditioning systems, hot water systems, and electrical fixtures. Tenant shall also make all repairs and replacements to Tenant's overhead garage and exterior pedestrian doors. The Tenant will also repair and replace at its sole cost and expense any broken windows and/or damage to the building or Premises caused by the negligence of the Tenant or its employees, agents, guests or invitees during the Lease Term hereof. The above repairs, replacements, and/or services must be performed by an approved contractor of the Landlord. Should Tenant fail to perform all interior repairs and replacements to Tenant's Premises such repairs may be performed by the Landlord and charged to the Tenant at the Tenant's sole cost and expense. Tenant will comply with all ordinances of the City of Bloomington, rules and regulations of the Board of Health and the laws of the State of Minnesota. The tenant is also responsible for compliance with all laws, rules and regulations of any governmental authority required of either the Landlord or the Tenant relative to the repair, maintenance and replacement in the Premises.

8. SORTING AND SEPARATION OF REFUSE AND TRASH.

         (A) The Tenant covenants and agrees, as its sole cost and expense, to comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash. The Tenant shall sort and separate waste products, garbage, refuge and trash into such categories as provided by law. Each separately sorted category of waste products, garbage, refuse and trash shall be placed in separate receptacles reasonably approved by the Landlord. Such separate receptacles may, at the Landlord's option, be removed from the Premises in accordance with a collection schedule prescribed by law.

         (B) The Landlord reserves the right to refuse to collect or accept from the Tenant any waste products, garbage, refuse or trash that is not separated and sorted as required by law, and to require the Tenant arrange for such collection at the Tenant's sole cost and expense, utilizing a contractor satisfactory to the Landlord. The Tenant shall pay all costs, expenses, fines, penalties or damages that may be imposed on the Landlord or the Tenant by reason of the Tenant's failure to comply with the provisions of this paragraph 8B, and, at the Tenant's sole cost and expense, shall indemnify, defend and hold the Landlord harmless (including legal fees and expenses) from and against any actions, claims and suits arising from such noncompliance, utilizing counsel reasonably satisfactory to the Landlord.

                                                                   EXHIBIT 10.26


9. HAZARDOUS WASTE.

         The term "Hazardous Substances", as used in this lease shall mean pollutants, contaminants, toxic or hazardous wastes, or any other substances, the use and/or the removal of which is required or the use of which is restricted, prohibited or penalized by any "Environmental Law", which term shall mean any federal, state or local law, ordinance or other statute of a governmental or quasi-governmental authority relating to pollution or protection of the environment. Tenant hereby agrees that (A) no activity will be conducted on the Premises that will produce any Hazardous Substance, except for such activities that are part of the ordinary course of Tenant's business activities (the "Permitted Activities") provided said Permitted Activities are conducted in accordance with all Environmental Laws and have been approved in advance in writing by Landlord; Tenant shall be responsible for obtaining any required permits and paying any fees and providing any testing required by any governmental agency; (B) the Premises will not be used in any manner for the storage of any Hazardous Substances except for the temporary storage of such materials that are used in the ordinary course of Tenant's business (the "Permitted Materials") provided such Permitted Materials are properly stored in a manner and location meeting all Environmental Laws and approved in advance in writing by Landlord; Tenant shall be responsible for obtaining any required permits and paying any fees and providing any testing required by any governmental agency; (C) no portion of the Premises will be used as a landfill or a dump; (D) Tenant will not install any underground tanks of any type; (E) Tenant will not allow any surface or subsurface conditions to exist or come into existence that constitute, or with the passage of time may constitute a public or private nuisance; (F) Tenant will not permit any Hazardous Substances to be brought onto the Premises, except for the Permitted Materials described above, and if so brought or found located thereon, the same shall be immediately removed, with proper disposal, and all required cleanup procedures shall be diligently undertaken pursuant to all Environmental Laws. Landlord or Landlord's representative shall have the right but not the obligation to enter the Premises for the purpose of inspecting the storage, use and disposal of Permitted Materials to ensure compliance with all Environmental Laws. Should it be determined, in Landlord's sole opinion, that said Permitted Materials are being improperly stored, used, or disposed of, then Tenant shall immediately take such corrective action as requested by Landlord. Should Tenant fail to take such corrective action within 24 hours, Landlord shall have the right to perform such work and Tenant shall promptly reimburse Landlord for any and all costs associated with said work. If at any time during or after the term of the Lease Term, the Premises are found to be so contaminated or subject to said conditions, Tenant shall diligently institute proper and thorough cleanup procedures at Tenant's sole cost, and Tenant agrees to indemnify, defend and hold harmless Landlord, its lenders, any managing agents and leasing agents of the Premises, and their respective agents, partners, officers, directors and employees, from all claims, demands, actions, liabilities, costs, expenses, damages (actual or punitive) and obligations of any nature arising from or as a result of the use of the Premises by Tenant. The foregoing indemnification and the responsibilities of Tenant shall survive the termination or expiration of this Lease.

         During the Lease Term, Tenant shall promptly provide Landlord with copies of all summons, citations, directives, information inquiries or requests, notices of potential

                                                                   EXHIBIT 10.26


         responsibility, notices of violation or deficiency, orders or decrees, claims, complaints, investigations, judgments, letters, notice of environmental liens, and other communications, written or oral, actual or threatened, from the United States Environmental Protection Agency, Occupational Safety and Health Administration, The State of Minnesota Environmental Protection Agency or other federal, state or local agency or authority, or any other entity or individual, concerning (i) any Hazardous Substance and the Premises; (ii) the imposition of any lien on the Premises; or (iii) any alleged violation of or responsibility under any Environmental Law.

10. INSURANCE.

         (A) INSURANCE BY LANDLORD

         Landlord shall, during the Lease Term, procure and keep in force the following insurance, the cost of which may be deemed as additional Rent payable, by Tenant pursuant to Paragraph 5 or Paragraph 6:

                  (1) PROPERTY INSURANCE. "All Risk" property insurance, including, without limitation, coverage for earthquake and flood; and machinery (if applicable); sprinkler damage; vandalism; malicious mischief. Such Insurance shall not cover Tenant's equipment, trade fixtures, inventory, fixtures or personal property located on or in the Premises;

                  (2) LIABILITY INSURANCE. Commercial general liability (lessor's risk) insurance against any and all claims for bodily injury, death or property damage occurring in or about the Building or the Land. Such insurance shall have a combined single limit of not less than One Million Dollars ($1,000,000) per occurrence per location with a Two Million Dollar ($2,000,000) aggregate limit; and

                  (3) OTHER. Such other insurance as Landlord deems necessary and prudent.

         (B) INSURANCE BY TENANT

                  Tenant shall, during the Lease Term, procure and keep in force the following insurance:

                  (1) Personal Property Insurance. "All Risk" property insurance, including, without limitation, coverage for earthquake and flood; boiler and machinery (if applicable); sprinkler damage; vandalism; malicious mischief on all equipment, trade fixtures, inventory, fixtures and personal property located on or in the Premises, including fixtures hereinafter constructed or installed on the Premises. Such insurance shall be in an amount equal to the full replacement cost of the aggregate of the foregoing and shall provide coverage comparable to the coverage in the standard ISO all risk form, when such form a supplemented with the coverages required above.

                                                                   EXHIBIT 10.26


                  (2) Liability Insurance. Commercial general liability insurance for the mutual benefit of Landlord and Tenant, against any and all claims for personal injury, death or property damage occurring in, or about the Premises (and Tenant's operations on the Premises), or arising out of Tenant's or Tenant's agents' use or occupancy of the Premises. Such insurance shall have a combined single limit of not less than One Million Dollars ($1,000,000) per occurrence per location with Two Million Dollars ($2,000,000) aggregate limit. Such insurance shall contain a cross-liability (severability of interests) clause and an extended ("broad form") liability endorsement, including contractual coverage. The minimum limited specified above are the minimum amounts required by Landlord, and may be revised by Landlord from time to time to meet changed circumstances, including without limitation to reflect (i) changes in the purchasing power of the dollar, (ii) changes indicated by the amount of plaintiff's verdicts in personal injury actions in the State of Minnesota or (iii) changes consistent with the --------- standards required by other landlords in the county in which the Premises are located. Such liability insurance shall be primary and not contributing to any insurance available to Landlord, and Landlord's insurance (if any) shall be in excess thereto.

                  (3) Other. Such other insurance as required by law, including, without limitation, workers' compensation insurance.

                  (4) Form of the Policies. The policies required to be maintained by Tenant pursuant to Paragraphs 10(B)(l), (2), and
                  (3) above shall be with companies rated A10 or better in Best Insurance Guide, licensed to do business in the State of Minnesota and domiciled in USA, on forms, with deductible amounts (if any), and loss payable clauses satisfactory to Landlord, shall include Landlord and the beneficiary or mortgagee of any deed of trust or mortgage encumbering the Premises as additional insureds, and shall provide that such parties may, although additional insureds, recover for any loss suffered by Tenant's negligence. Certified copies of policies or certificates of insurance shall be delivered to Landlord prior to the Commencement Date; a new policy or certificates shall be delivered to Landlord at least thirty
                  (30) days prior to the expiration date of the old policy. Tenant shall have the right to provide insurance coverage which it is obligated to carry pursuant to the terms hereof in a blanket policy, provided such blanket policy expressly affords coverage to the Premises and to Tenant as required by this Lease. Tenant shall obtain a written obligation on the part of Tenant's insurer(s) to notify Landlord and any beneficiary or mortgagee of a deed of trust or mortgage encumbering the Premises in writing of any delinquency in premium payments and at least thirty (30) days prior to any cancellation or modification of any policy.

                  (5) An amount equal to five percent (5%) of the monthly minimum base Rental shall be charged as additional Rent for each month in which Tenant

                                                                   EXHIBIT 10.26


                  fails to deliver to Landlord a current certificate(s) evidencing that the insurance required hereunder is being maintained. Each such policy and certificate shall provide for at least thirty (30) days prior written notice to Landlord in the event of cancellation.

         (C) FAILURE BY TENANT TO OBTAIN INSURANCE.

                  If Tenant does not take out the insurance required pursuant to Paragraph 10(B) or keep the same in full force and effect, Landlord may, but shall not be obligated to take out the necessary insurance and pay the premium therefor, and Tenant shall repay to Landlord, as additional Rent, the amount so paid promptly upon demand. In addition, Landlord may recover from Tenant and Tenant agrees to pay, as additional Rent, any and all reasonable expenses (including attorneys' fees) and damages which Landlord may sustain by reason of the failure to Tenant to obtain and maintain such insurance, it being expressly declared that the expenses and damages of Landlord shall not be limited to the amount of the premiums thereon.

         (D) SUBROGATION.

                  In the event of loss or damage to the Premises, each party will look first to any insurance in its favor before making any claim against the other party. The Tenant will obtain for each policy in effect a provision permitting waiver of any claim against the Landlord for loss or damage within the scope of the insurance. In addition, each party, its agents, employees or guests to the extent permitted, for itself and its insurers waives all such insured claims against the other party.

11. DAMAGE OR RESTORATION.

         If, prior to or during the Lease Term, or any extension thereof, the Premises or the building of which the Premises may be a part, shall be so damaged or destroyed by fire or other casualty so as to render them untenantable for the purposes set forth in Paragraph 4 hereof, then Landlord, at its sole option, shall have the right to cancel and terminate this Lease. If not terminated, then Landlord shall repair and restore the Premises with all reasonable speed to substantially the same condition as immediately prior to such damage or destruction, and the Rent or a just and proportionate part thereof, according to Tenant's ability to utilize the Premises in its damaged condition, shall be abated until the Premises shall have been repaired and restored by Landlord. But if the Premises shall be so lightly damaged by fire or other casualty as not to be rendered untenantable, then Landlord agrees to repair the Premises with reasonable promptness and the rent accrued and accruing, shall not cease. "Untenantable" Premises shall be such as to not allow Tenant to transact and effectuate its operations in the ordinary course of business.

12. INDEMNIFICATION.

         Tenant shall indemnify, hold harmless, and defend Landlord (except for Landlord's gross negligence or willful misconduct) against all claims, losses or liabilities for injury or death to any person or for damage to or loss of use of any property arising out of any occurrence in, on or about the Building or land, if caused or contributed to by Tenant or

                                                                   EXHIBIT 10.26


         Tenant's agents, or arising out of any occurrence in, upon or at the Premises or on account of the use, condition, occupational safety or occupancy of the Premises. It is the intent of the parties hereto that the indemnity contained in this Paragraph shall not be limited or barred by reason of any negligence on the part of Landlord or Landlord's agents, except as expressly provided herein. Such indemnification shall include and apply to attorneys' fees, investigation costs, and other costs actually incurred by Landlord. Tenant shall further indemnify, defend and hold harmless Landlord from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease. The provisions of this Paragraph shall survive Lease Termination with respect to any damage, injury, death, breach or default occurring prior to such termination. This Lease is made on the express conditions that Landlord shall not be liable for, or suffer loss by reason of, injury to person or property, from whatever cause, in any way connected with the condition, use, occupational safety or occupancy of the Premises specifically including, without limitation, any liability for injury to the person or property of Tenant or Tenant's agents.

13. ASSIGNMENT AND SUBLETTING.

         Tenant may assign, sublet or transfer this Lease to any person, firm or corporation with the written consent of Landlord which consent shall not be unreasonably withheld, provided, however, that no such assignment, sublease or transfer shall act as a release of Tenant from any of the obligations and agreements on its part to be kept and performed hereunder. Any assignment, sublease or transfer without the prior written consent of Landlord shall be null and void at Landlord's option. Landlord's approval of any subtenant or assignee is conditioned upon there being no additional compliance required with any laws, rules and regulations of any governmental authority required of either the Landlord or the Tenant and such approval shall create no responsibility or liability on the part of the Landlord for any non-compliance with laws, rules and regulations of any governmental authority.

         Request for consent to assign Tenant's interest or to sublease the Premises shall be accompanied by a statement setting forth the name of the prospective assignee or sublessee, the financial details of the assignment or sublease (i.e. the rental and security deposit), the term, other relevant information concerning the proposed assignee or sublessee. Landlord shall have the right within ten (10) days after receipt of such written request from Tenant to (A) withhold consent to the assignment or sublease if the withholding of such consent is reasonable, or (B) consent to such sublease or Assignment, in which case any rent payable by the assignee or sublessee (including any lump sum of additional payment or other consideration for the assignment or sublease) which exceeds the rent payable by Tenant hereunder shall be shared fifty percent (50%) by Tenant and fifty percent (50%) by Landlord, or (C) terminate this Lease, effective as of the commencement date of the term of such sublease or the effective date of such assignment in which case Landlord shall have the right to enter into a direct Lease with such proposed assignee or sublessee. If Landlord elects to so terminate the Lease, then this Lease shall be canceled and terminated as of the effective date of the proposed

                                                                   EXHIBIT 10.26


         assignment or the commencement date of the proposed sublease, as set forth in Tenant's notice.

14. CARE OF PREMISES.

         Tenant further covenants and agrees that during said Lease Term it will keep said Premises and every part thereof and all buildings at any time situated thereon in a clean and wholesome condition and generally that it will in all respects and at all times duly comply with all lawful health and police regulations and also that it will keep the improvements at any time situated upon the Premises safe, secure and comfortable to the lawful and valid requirements applicable thereto.

15. ALTERATION BY TENANT.

         (A) Tenant is hereby given the right, at its sole cost and expense, at any time during the term hereof, to make any alterations or improvements to the interior of the demised premises which the Tenant may deem necessary or desirable for its purposes; provided, however, that no alterations or improvements shall be made without the written approval of the Landlord, which written approval shall not be unreasonably withheld. Landlord's approval of any plans, specifications or work drawings shall create no responsibility or liability on the part of the Landlord for their completeness, design sufficiency or compliance with any laws, rules and regulations of governmental agencies or authorities.

         (B) All work herein permitted shall be done and completed by the Tenant in a good and workmanlike manner and in compliance with all requirements of law and of governmental rules and regulations. Tenant agrees to indemnify the Landlord against all mechanics' or other liens arising out of any of such work, and also against any and all claims for damages or injury which may occur during the course of any such work. The Landlord agrees to join with the Tenant in applying for all permits necessary to be secured from governmental authorities and to promptly execute such consents as such authorities may require in connection with any of the foregoing work.

         (C) Landlord may require that Tenant remove any or all said alterations, improvements or additions at the expiration of the term, and restore the Premises to their prior condition. Unless Landlord requires their removal, all alterations, additions and improvements which may be made on the Premises, shall become the property of Landlord and remain upon and be surrendered with the Premises at the expiration of the Lease Term. Tenant shall repair any damage to the Premises caused by the installation or removal of Tenant's trade fixtures, furnishings and equipment.

16. CONDEMNATION.

         (A) If the leased Premises shall be wholly taken by exercise of right of eminent domain, then this Lease shall terminate from the day the possession of the whole of the Premises shall be required under the exercise of such power of eminent

                                                                   EXHIBIT 10.26


         domain. Any award for the taking of all or part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of the Landlord. Tenant reserves such separate rights as it may have against the condemning authority to claim damages for loss of its trade fixtures and the cost of removal and relocation expenses.

         (B) If such part of the building or buildings in which Tenant's business is operated shall be condemned so as to the substantially and materially hamper the operation of Tenant's business, then the Rent payable hereunder shall be reduced in the proportion that the remaining area of the Premises bears to the original area of the entire Premises leased hereunder. If the parties are unable to agree upon the amount of the reduction in Rent within seven (7) days from the date the Tenant's business is substantially and materially hampered, then it shall be arrived at by arbitration, each party to select an arbitrator and if the two arbitrators are unable to agree they shall select a third arbitrator and the three arbitrators so selected shall determine the amount of such reasonable reduction. It is agreed that the findings of the arbitrators shall be binding upon the parties.

17. SUBORDINATION.

         Tenant shall, upon the written request of Landlord, agree to the subordination of this Lease and the lien hereof to the lien of any present or future mortgage upon the premises irrespective of the time of execution or the time of recording of any such mortgage. In the event of subordination of this Lease, Landlord will attempt to obtain from the holder of any such mortgage, a written agreement with Tenant to the effect that (A) in the event of a foreclosure or other action taken under the mortgage by the holder thereof, this Lease and the rights of Tenant hereunder shall not be disturbed but shall continue in full force and effect so long as Tenant shall not be in default hereunder; and (B) such holder will agree that in the event it or any successor assign shall be in possession of the premises, that so long as Tenant shall observe and perform all of the obligations of Tenant to be performed pursuant to this Lease, such Mortgagee will perform all obligations of Landlord required to be performed under this Lease. The word "Mortgage" as used herein includes mortgages, deeds of trust and any sale-leaseback transactions, or other similar instruments, and modifications, extensions, renewals, and replacements thereof, and any and all advances thereunder.

18. ACCESS TO PREMISES

         Landlord and its authorized agents shall have free access to said Premises at any and all reasonable times to inspect the same and for the purposes pertaining to the rights of the Landlord.

19. RULES AND REGULATIONS.

         Tenant agrees to comply with all rules and regulations promulgated by Landlord concerning the use and enjoyment of the Premises. Among other things, the rules and regulations specifically prohibit outdoor storage.

                                                                   EXHIBIT 10.26


20. COVENANTS OF RIGHT TO LEASE.

         Landlord covenants that it has good and sufficient right to enter into this Lease and that they alone have full right to lease the Premises for the Lease Term aforesaid. Landlord further covenants that upon performing the terms and obligations of Tenant under this Lease, Tenant will have quite enjoyment throughout the Lease Term and any renewal or extension thereof.

21. MECHANIC'S LIENS.

         Neither the Tenant nor anyone claiming by, through, or under the lease, shall have the right to file or place any mechanic's lien or other lien of any kind or character whatsoever upon said Premises or upon any building or improvement thereon, or upon the leasehold interest of the Tenant therein, and notice is hereby given that no contractor, subcontractor, or anyone else who may furnish any material, service or labor for any building, improvements, alteration repairs or any part thereof, shall at any time be or become entitled to any lien thereon, and for the further security of the Landlord, the Tenant covenants and agrees to give actual notice thereof in advance, to any and all contractors and subcontractors who may furnish or agree to furnish any such material, service or labor.

22. EXPIRATION OF LEASE AND SURRENDER OF POSSESSION.

         (A) Holding Over. Tenant will, at the termination of this Lease by lapse of time or otherwise, yield up immediate possession to Landlord. If Tenant retains possession of the Premises or any part thereof after such termination, then Landlord may, at its option, serve written notice upon Tenant that such holding over constitutes any one of (i) renewal of this Lease for one year, and from year to year thereafter, or (ii) creation of a month-to-month tenancy, upon the terms and conditions set forth in this Lease, or (iii) creation of a tenancy at sufferance, in any case upon the terms and conditions set forth in this Lease; provided, however, that the monthly Rent (or daily Rent under (iii)) shall, in addition to all other sums which are to be paid by Tenant hereunder, whether or not as additional Rent, be equal to double the Rent being paid monthly to Landlord under this Lease immediately prior to such termination (prorated in the case of (iii) on the basis of a 365-day year for each day Tenant remains in possession). If no such notice is served, then a tenancy at sufferance shall be deemed to be created at the Rent in the preceding sentence. Tenant shall also pay to Landlord all damages sustained by Landlord resulting from retention of possession by Tenant, including the loss of any proposed subsequent tenant for any portion of the Premises. The provisions of this paragraph shall not constitute a waiver by Landlord of any right of re-entry as herein set forth; nor shall receipt of any Rent or any other act in apparent affirmance of the tenancy operate as a waiver of the right to terminate this Lease for a breach of any of the terms, covenants, or obligations herein on Tenant's part to be performed.

                                                                   EXHIBIT 10.26


         (B) Upon the expiration of this Lease, by lapse of time or otherwise, any and all buildings, improvements or additions erected on said Premises by Tenant shall be and become the property of the Landlord without any payment therefor and Tenant shall surrender said Premises, together with all buildings and improvements thereon, whether erected by Tenant or Landlord, ordinary wear and tear and damage by fire or other casualty excepted.

         (C) Tenant may install adequate equipment, fixtures and machinery for the carrying on of its business and upon the termination of this Lease by lapse of time or otherwise, provided all Rents and other amounts that may be due and owing to Landlord have been paid and the provisions of this Lease complied with, the Tenant may remove such equipment, fixtures and machinery installed by it at Tenant's cost. However, upon removal of such equipment, fixtures and machinery, the Tenant shall also repair any damage caused by such removal or installation.

23. DEFAULT-REMEDIES.

         The occurrence of one or more of the following events shall constitute a material default and breach of this Lease by Tenant:

         (A) Failure by Tenant to make payment of any Rent herein agreed to be paid or any other payment required to be made by Tenant hereunder, as and when due, and such a failure shall continue for a period of ten
         (10) days;

         (B) The making by Tenant of any assignment or arrangement for the benefit of creditors;

         (C) The filing by Tenant of a petition in bankruptcy or for any other relief under the Federal Bankruptcy Law or any other applicable statute;

         (D) The levying of an attachment, execution of other judicial seizure upon the Tenant's property in or interest under this lease, which is not satisfied or released or the enforcement thereof stayed or superseded by an appropriate proceeding within thirty (30) days thereafter;

         (E) The filing of an involuntary petition in bankruptcy or for reorganization or arrangement under the Federal Bankruptcy Law against Tenant and such involuntary petition is not withdrawn, dismissed, stayed or discharged within sixty (60) days from the filing thereof;

         (F) The appointment of a Receiver or Trustee to take possession of the property of Tenant or of Tenant's business or assets and the order or decree appointing such Receiver or Trustee shall have remained in force undischarged or unstayed for thirty (30) days after the entry of such order or decree;

         (G) The vacating or abandonment of the Premises.

                                                                   EXHIBIT 10.26


         (H) The failure by Tenant to perform or observe any other term, covenant, agreement or condition to be performed or kept by the Tenant under the terms, conditions, or provisions of this lease, and such a failure shall continue uncorrected for thirty (30) days after written notice thereof has been given by Landlord to the Tenant.

         Then and in any such event Landlord shall have the right, at the option of the Landlord, then or at any time thereafter while such default or defaults shall continue, to elect either (1) to cure such default or defaults at its own expense and without prejudice to any other remedies which it might otherwise have, any payment made or expenses incurred by Landlord in curing such default with interest thereon at eighteen percent (18%) per annum to be and become additional Rent to be paid by Tenant with the next installment of Rent falling due thereafter; or (2) to re-enter the Premises, without notice, and dispossess Tenant and anyone claiming under Tenant by summary proceedings or otherwise, and remove their effects, and take complete possession of the Premises and either (a) declare this Lease forfeited and the Lease Term ended, or
         (b) elect to continue this Lease in full force and effect, but with the right at any time thereafter to declare this Lease forfeited and the Lease Term ended. In such re-entry the Landlord may, with or without process of law, remove all persons from the Premises, and Tenant hereby covenants in such event, for itself and all others occupying the Premises under Tenant, to peacefully yield up and surrender the Premises to the Landlord. Should Landlord declare this Lease forfeited and the Lease Term ended, the Landlord shall be entitled to recover from Tenant the Rent and all other sums due and owing by Tenant to the date of termination, plus the costs of curing all of Tenant's defaults existing at or prior to the date of termination, plus the cost of recovering possession of the Premises, plus the deficiency, if any, between Tenant's Rent for the balance of the Lease Term provided hereunder and the Rent obtained by Landlord under another lease for the Premises for the balance of the Lease Term remaining under this lease. Landlord shall use its best efforts to rent the Premises with or without advertising, and on the best tams available for the remainder of the Lease Term hereof, or for such longer or shorter period as Landlord shall deem advisable. Tenant shall remain liable for payments of all Rent and other charges and costs imposed on Tenant herein, in the amounts, at the times and upon the conditions as herein provided, but Landlord shall credit against such liability of the Tenant all amounts received by Landlord from such reletting after first reimbursing itself for all costs incurred in curing Tenant's defaults and re-entering, preparing and refinishing the Premises for reletting, and reletting the Premises, and for the payment of any procurement fee or commission paid to obtain another tenant, and for the attorney fees and legal costs incurred by Landlord.

24. RE-ENTRY BY LANDLORD.

         No re-entry by Landlord or any action brought by Landlord to oust Tenant from the Premises shall operate to terminate this Lease unless Landlord shall have given written notice of termination to Tenant, in which event Tenant's liability shall be as above provided. No right or remedy granted to Landlord herein is intended to be exclusive of any other right or remedy, and each and every right and remedy herein provided shall be cumulative and in addition to any other right or remedy hereunder or now or hereafter

                                                                   EXHIBIT 10.26


         existing in law or equity or by statute. In the event of termination of this Lease, Tenant waives any and all rights to redeem the Premises either given by any statute now in effect or hereafter enacted.

25. ADDITIONAL RIGHTS TO LANDLORD.

         (A) In addition to any and all other remedies, Landlord may restrain any threatened breach of any covenant, condition or agreement herein contained but the mention herein of any particular remedy or right shall not preclude the Landlord from any other remedy or right it may have either at law or equity, or by virtue of some other provision of this Lease; nor shall the consent to one act, which would otherwise be a violation or waiver of or redress for one violation either of covenant, promise agreement undertaking or condition, prevent a subsequent act which would originally have constituted a violation from having all the force and effect of any original violation.

         (B) Receipt by Landlord of Rent or other payments from the Tenant shall not be deemed to operate as a waiver of any rights of the Landlord to enforce payment of any Rent, additional Rent, or other payments previously due or which may thereafter become due, or of any rights of the Landlord to terminate this Lease or to exercise any remedy or right which otherwise might be available to the Landlord, the right of Landlord to declare a forfeiture for each and every breach of this Lease is a continuing one for the life of this Lease.

26. SUCCESSORS, ASSIGNS AND LIABILITY.

         The terms, covenants, conditions and agreements herein contained and as the same may from time to time hereafter be supplemented, modified or amended, shall apply to, bind, and inure to the benefit of the parties hereto and their legal representatives, successors and assigns, respectively. In the event either party now or hereafter shall consist of more than one person, firm or corporation, then and in such event all such person, firms and/or corporations shall be jointly and severally liable as parties hereunder.

27. NOTICES.

         All notices required under this Lease shall be in writing and shall be deemed to be properly served when posted by certified United States mail, postage prepaid, return receipt requested, addressed to the party to whom directed at the address herein set forth or at such other address as may be from time to time designated in writing by the party changing such address.

         Landlord                                Tenant
         --------                                ------
         Principal Life Insurance Company        Teledigital, Inc.
         c/o Principal Capital Management, LLC   1325 East 79th Street, Suite 6,
         801 Grand Avenue                        Bloomington, MN 55425
         Des Moines, IA 50392-1370

                                                                   EXHIBIT 10.26


         with copy to:
         ------------
         CB Richard Ellis, Inc.
         7760 France Avenue South, Suite 770
         Minneapolis, MN 55435

28. MORTGAGEE'S APPROVAL.

         If Landlord's mortgagee shall require modifications of the terms and provisions of this Lease, Tenant agrees to execute and deliver to Landlord the agreements required to affect such Lease modification within thirty (30) days after Landlord's request therefor. In no event, however, shall Tenant be required to agree to any modification of the provision of this Lease relating to: the amount of Rent or other charges reserved herein; the size and/or general location of the Premises; the duration and/or commencement date of the Lease Term; or reducing the improvements to be made by Landlord to the Premises prior to the delivery of possession.

29. ESTOPPEL CERTIFICATES.

         Tenant agrees that at any time within ten (10) days following written notice from Landlord, it will execute, acknowledge and deliver to Landlord or any proposed mortgagee or purchaser a statement in writing certifying whether this Lease is in full force and effect and, if it is in full force and effect, what modifications have been made to the date of the certificates and whether or not any defaults or offsets exist with respect to this Lease and, if there are, what they are claimed to be and setting forth dates to which Rent or other charges have been paid in advance, if any, and stating whether or not Landlord is in default, if so, specifying what the default may be. The failure of Tenant to execute, acknowledge, and deliver to Landlord a statement as above shall constitute an acknowledgment by Tenant that this Lease is unmodified and in full force and effect and that the Rent and other charges have been duly and fully paid to and including the respective due dates immediately preceding the date of Landlord's notice to Tenant and shall constitute as to any person, a waiver of any defaults which may exist prior to such notice.

30. MISCELLANEOUS.

         (A) In the event that Tenant desires to store or maintain the type or character of goods or materials in the Premises which cause an increase in insurance premiums, Tenant shall first obtain the written consent of Landlord and Tenant shall reimburse Landlord for any increase in premiums caused thereby.

         (B) If any term or provision of this Lease is declared invalid or unenforceable, the remainder of this Lease shall not be affected by such determination and shall continue to be valid and enforceable.

         (C) This agreement contains the entire Lease contract between the parties hereto. A short form of this Lease, for the purpose of recording, may be executed by the

                                                                   EXHIBIT 10.26


         parties simultaneously herewith and if either party desires to record this Lease, the short form shall be used for that purpose.

         (D) The parties executing this Lease warrant that this agreement is being executed with full corporate authority and that the officers whose signatures appear hereon are duly authorized and empowered to make and execute this Lease in the name of the corporation by appropriate and legal resolution of its Board of Directors.

         (E) Unless the context clearly denotes the contrary, the word "Rent" or "Rental" as used in this Lease not only includes cash Rental, but also all other payments and obligations to pay assumed by the Tenant, whether such obligations to pay run to the Landlord or to other parties.

         (F) It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall, and they hereby do, waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use of or occupancy of the Premises or any claim of injury or damage and any emergency statutory or any other statutory remedy. If Landlord commences any summary proceeding for nonpayment of Rent, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.

31. DEFAULT RATE OF INTEREST

         All amounts owed by Tenant to Landlord pursuant to any provision of this Lease shall bear interest from the date due until paid at eighteen percent (18%) per annum, unless a lesser rate shall then be the maximum rate permissible by law with respect thereto, in which event said lesser rate shall be charged.

32. EXCULPATORY PROVISIONS

         It is expressly understood and agreed by and between the parties hereto, anything herein to the contrary notwithstanding, that each and all of the representations, warranties, covenants, undertakings and agreements herein made on the part of Landlord while in form purporting to be the representations, warranties, covenants, undertakings and agreements of Landlord are nevertheless each and every one of them made and intended, not as personal representations, warranties, covenants, undertakings and agreements by Landlord or for the purpose or with the intention of binding Landlord personally, but are made and intended for the purpose only of subjecting Landlord's interest in the Premises to the terms of this Lease and for no other purpose whatsoever, and in case of default hereunder by Landlord, Tenant shall look solely to the interests of Landlord in the Premises; and that Landlord shall not have any personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, herein contained, all such personal liability, if any, being expressly waived and released by Tenant and by all persons claiming by, through or under Tenant.

                                                                   EXHIBIT 10.26


33. MORTGAGE PROTECTION

         Tenant agrees to give any holder of any first mortgage or first trust deed in the nature of a mortgage (both hereinafter referred to as a "First Mortgage") against the Premises, or any interest therein, by registered or certified mail, a copy of any notice or claim of default served upon Landlord by Tenant, provided that prior to such notice Tenant has been notified in writing (by way of service on Tenant of a copy of an assignment of Landlord's interest in leases, or otherwise) of the address of such First Mortgage holder. Tenant further agrees that if Landlord shall have failed to cure any such default within twenty (20) days after such notice to Landlord (or if such default cannot be cured or corrected within that time, then such additional time as may be necessary if Landlord has commenced within such twenty
         (20) days and is diligently pursuing the remedies or steps necessary to cure or correct such default), then the holder of the First Mortgage shall have an additional thirty (30) days within which to cure or correct such Default (or if such default cannot be cured or corrected within that time, then such additional time as may be necessary if such holder of the First Mortgage has commenced with such thirty (30) days and is diligently pursuing the remedies or steps necessary to cure or correct such default, including the time necessary to obtain possession if possession is necessary to cure or correct such default.

34. RECIPROCAL COVENANT ON NOTIFICATION OF ADA VIOLATIONS

         Within ten (10) days after receipt, Landlord and Tenant shall advise the other party in writing, and provide the other with copies of (as applicable), any notices alleging violation of the Americans with Disabilities Act of 1990 ("ADA") relating to any portion of the property or the Premises; any claims made or threatened in writing regarding noncompliance with the ADA and relating to any portion of the property or the Premises; or any governmental or regulatory actions or investigations instituted or threatened regarding noncompliance with the ADA and relating to any portion of the property or the Premises.

35. LAWS THAT GOVERN

         Landlord and Tenant agree that the term and conditions of this Lease shall be governed by the Laws of the State of Minnesota.

36. FINANCIAL STATEMENTS

         Within ten (10) business days after Landlord's request, Tenant shall deliver to Landlord the current financial statements of Tenant, and financial statement of the two (2) years prior to the current financial statements year, with an opinion of a certified public accountant. This information includes a balance sheet and profit and loss statement for the most recent prior year, all prepared in accordance with generally accepted accounting principles consistently applied.

                                                                   EXHIBIT 10.26


37. RELOCATION OF TENANT

         At any time hereafter, Landlord may substitute for the Premises other premises (herein referred to as "the new Premises") provided:

                  a) the new Premises shall be similar to the Premises in area and use for Tenant's purposes and shall be located in the building; and, if Tenant is already in occupancy of the Premises, then in addition:

                  b) Landlord shall pay the expenses of Tenant for moving from the Premises to the new Premises so that they are substantially similar to the Premises;

                  c) such move shall be made during evenings, weekends or otherwise, so as to incur the lease inconvenience to Tenant; and

                  d) Landlord shall first give the tenant at least thirty (30) day's notice before making such change. If Landlord shall exercise its right hereunder, the new Premises shall thereafter be deemed for the purposes of this Lease as the Premises.

38. UPON DEMOLITION OR SALE OF BUILDING

         Landlord shall have the right to terminate this Lease at any time if Landlord, or the holder of legal title to the Building proposes or is required, for any reason, to remodel or demolish the building or any substantial portion of the Building or if Landlord decides to sell or cause to be sold the Building by conveyance of a deed or by assignment of the beneficial interest in the land trust holding legal title to the Building or, Landlord's stockholders decide to sell at lease sixty-six and two-thirds percent of Landlord's capital stock (if Landlord is a corporation), or if Landlord decides to convey or cause to be conveyed its interest in the ground lease, or to lease or cause to be leased to one tenant for a term of ten years or more either all the Building or all the Building except the ground floor. Such termination shall become effective and conclusive by notice of such termination to the tenant. If Landlord sells or causes to be sold the Building by conveyance of a deed or by assignment of the beneficial interest in the land trust holding legal title to the land thereunder, then the purchaser of the building or the ground lessee under such ground lease shall also have the right to terminate this lease. Such termination shall become effective and conclusive of such sale, or not more than ninety (90) days after execution of such ground lease, as the case may be, and not less than ninety (90) days prior to the effective date of such termination. No money or other consideration shall be payable by Landlord or such purchaser or ground lessee to Tenant for this right and the right hereby reserved to Landlord, the purchaser of ground lessee shall inure to all purchasers, assignors, lessees, transferees and ground lessees, as the case may be, and in addition to all other rights of Landlord.

39.      CONFIDENTIALITY

         Tenant agrees that this Agreement of lease will be kept confidential and shall not, without Landlord's prior written consent, be disclosed by the Tenant or by its agents,

                                                                   EXHIBIT 10.26


         representatives and employees who have a need to know and who are informed by Tenant of the confidential nature of the Agreement of Lease.

40. TERMINATION OPTION

         Provided Tenant has given Landlord written notice of its desire to expand into additional square footage ("Notice Date"), and Landlord is unable to make such additional space available in either the Olympia Business Center, Cedar Business Center, or Eagandale Business Campus within six months of the Notice Date, and under terms agreeable to Landlord, then Tenant, but not any of its assignees or subtenants, shall have a one time option to terminate this Lease six full calendar months after Notice Date, but in no event will the effective date be earlier than December 31, 2002 ("Termination Option"). In addition, Tenant shall pay to Landlord at the Notice Date an amount equal to Ten Thousand and no/100 Dollars ($10,000.00) ("Termination Payment"). Notwithstanding anything to the contrary contained herein, should Tenant fail to notify Landlord of its desire to expand into additional space by June 30, 2002, or fail to deliver the Termination Payment with said notice, then this Termination Option shall become null and void

The Rider(s) none and/or Exhibit(s) A, B, C and D attached to this Lease, consisting of 11 pages, are hereby made a part of this Lease.

         IN WITNESS WHEREOF, the parties hereto may execute this Lease in counterpart copies, each of which shall be deemed originals or Landlord and Tenant have executed this Lease the date and year noted below.

         Signed at 3 PM, on this 19th day of November, 1999.

LANDLORD:                                                TENANT:

Principal Life Insurance Company, an Iowa corporation    Teledigital, Inc.,
     By: Principal Capital Management, LLC,              a Minnesota corporation
     a Delaware limited liability company,
     its authorized signatory

By:  /s/ Vance Voss                                      By: /s/ Bruce Richard
   ---------------------------                               -------------------
     Vance Voss
Its: Director, C.R.E. Equities                           Its: CFO
    --------------------------                                ------------------

By:
   ---------------------------

Its:
    --------------------------

--------------------------------------------------------------------------------
CONSULT YOUR ATTORNEY: This document has been prepared for approval by your attorney. No representation or recommendation is made by Broker as to the legal sufficiency, legal effect, or tax consequence of this document or the transaction to which it relates. These are questions for your attorney and financial advisors.
--------------------------------------------------------------------------------

                                                                   EXHIBIT 10.26


State of                            )
         ---------------------------
                                    ) ss.
County of                           )
          --------------------------

On this _______ day of ________________________, 19__, before me, the undersigned, Notary Public in and for the State of _________________ personally appeared ____________________ and ____________________, to me personally known, who being by me duly sworn, did say that they are the ____________________ and ____________________, respectively of said corporation executing the within and foregoing instrument, that the seal affixed hereto is the seal of the said corporation; that the instrument was signed and sealed on behalf of the corporation by authority its Board of Directors; and that the said ____________________ and ____________________ as such officers acknowledged the execution of said instrument to be the voluntary act and deed of the corporation by it and by them voluntarily executed.


                              __________________________________________________
                              Notary Public in and for the State of ____________

                                                                   EXHIBIT 10.26


                                    EXHIBIT A
              1325 - 1401 East 79th Street, Bloomington, Minnesota





                 [Description of Master Floor Plan - Building A]






                 [Description of Master Floor Plan - Building B]